EMPLOYMENT CONTRACT
                               -------------------



                         NOTICE TO PROSPECTIVE EMPLOYEES
                         -------------------------------

YOU SHOULD CAREFULLY READ THE FOLLOWING DOCUMENT PRIOR TO SIGNING. IT CONTAINS A NUMBER OF RULES AND REQUIREMENTS GOVERNING YOUR EMPLOYMENT, CONDUCT AND ACTIONS. AS THE TERMS ARE USED IN THLS AGREEMENT YOU ARE THE EMPLOYEE AND THE
                                                    ---        --------
COMPANY IS EMPLOYER.  IF YOU HAVE ANY QUESTIONS CONSULT A LAWYER BEFORE SIGNING.
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                    EMPLOYMENT AND CONFIDENTIALITY AGREEMENT


     THIS AGREEMENT made between Internet Marketing, Tue. (IMI), a Texas Corporation, maintaining offices at 552 Rancho Bauer, Suite 100, Houston, Texas 77079, (hereinafter "Employer" or Company"), and Bill I. Rogers, (hereinafter "Employee"), an individual currently residing at 552 Rancho Bauer, Houston, Texas 77079.

     IN CONSIDERATION of the employment or continued employment of the Employee by Employer and the mutual contained herein, it is agreed as follows:

                                 1.  EMPLOYMENT.
                                     -----------

     Employer hereby employs or continues the employment of the Employee and the Employee hereby accepts employment upon the terms and conditions contained herein.

                                2.  COMPENSATION.
                                    -------------

     Compensation shall consist of salary benefits, vacation, and holidays, as follows:

     (a) SALARY. First Year - For the services rendered by the Employee to Employer, Employer shall pay the Employee a salary at the rate of $7,500 per month, or as otherwise shall be agreed upon from time to time by the parties hereto. Any raises in salary to which Employee shall become entitled, shall be evidenced by a written memorandum awarding such raise to the Employee, signed by Employer.

     (b) BENEFITS. Benefits shall be paid to Employee by Employer in accordance with the standard practice of Employer, as defined by it from time to time. Benefits presently anticipated include fully paid, standard Employer provided health insurance for the Employee, and a fifty percent (5 0%) co-payment of health insurance premiums under the standard Employer provided policy for dependent members of Employee's family. No other benefits are offered at the time of entering into this contract. Employer may chose to offer other benefits to Employee from time to time.


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                               EMPLOYMENT CONTRACT
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     (c) VACATIONS AND HOLIDAYS.  Employee shall be entitled to paid vacation of ten (10) work days, and in addition shall be entitled to take off from work during all designated federal holidays with pay.

     (d) EXPENSE ACCOUNT. Employee shall be entitled to reimbursement for documented business and travel expenses, of the following nature: air fare, hotel, meals, taxi and entertainment where such expenses entitle the Employer to a tax deduction upon reimbursement. Employee shall be required to submit a monthly statement of reimbursable expenses for approval by such person or group as determined by the Board of Directors of Employer. Such statement shall include a copy of the expense receipt, a statement of business puu7pose, and amount reimbursable under this Agreement. A company car and all related expenses shall also be provided to Employee.

     (e) BONUSES. Employer shall review Employees performance from time to time and reward Employee with bonuses.


     (f) STOCK OPTIONS. To be determined in the future by the Board of Directors.

     (g) SEVERANCE PACKAGE. If employee should be dismissed for any reason, employer agrees to pay employee $7500.00 per month for 6 months.

                                    3.  TERM.
                                        -----

     This Agreement shall provide for a term of Three Years, terminable at any time by either the Employer or the Employee. This Agreement shall be interpreted to provide a defined contract of employment for a specific or of any specific term. Should the Employee be dismissed "for cause" under this Agreement, all payments due and accruing to Employee shall be payable.

                       4.  DUTIES AND EXTENT OF SERVICES.
                           ------------------------------

     The Employee is engaged to perform work as President and Chief Operating Officer of Employer. Employee shall report to the Board of Directors of Employer.

     (a) GENERAL DUTIES. The precise duties or services to be performed by Employee are as set forth in the Corporate Bylaws of Employer, and as may be extended or curtailed, from time to time, at the direction of the President of the Employer. The Employee shall devote the majority of Employee's workday, attention and energies to the business of Employer, and shall assume and perform such further reasonable responsibilities and duties as may be assigned to him from time to time by Employer. Employee is management, and shall have no set working hours. Employee will endeavor to be available at such times as required by Employer for consultations, demonstrations, etc.

     (b) CONFLICTING EMPLOYMENT. Employee shall be able to perform additional employment duties during the term of this Agreement. For purposes of this covenant,


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                               EMPLOYMENT CONTRACT
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"employment"  shall  mean  provision  of services similar in any manner to those provided by Employee to Employer, to any other person or entity, whether or not for compensation. Such outside work shall include the use of or relate to Proprietary Information provided by Employer to Employee.

                               5.  CONSIDERATION.
                                   --------------

     Employee acknowledges receipt of good and sufficient consideration to make this a binding agreement, which consideration is as follows: (i.) Payment of Ten Dollars ($10.00) in cash, receipt of which is hereby acknowledged, and (ii) The payment from time to time of wages and such benefits (as provided in Article 2) which at the discretion of the Employer may be provided (however, failure to pay wages and failure to provide benefits shall not be considered to be a failure of consideration or inadequate consideration, provided at least one pay period of wages is paid by Employer to Employee), and (iii) The covenants of Employer, including the contractual requirement of indemnification, made herein to Employee. By signing this Agreement, Employee submits that the agreed consideration is good, sufficient and binding upon Employee for this to be a good and valid agreement.

                              6.  INDEMNIFICATION.
                                  ----------------

     Employer, at its own expense, shall defend, indemnify and hold Employee harmless from any claim, demand, cause of action, debt or liability (including attorneys' fees) to the extent it is based on a claim that Employee in the course of this Agreement, infringed or violated the patent of a third party, provided Company is notified promptly of such claim and provided that such claim is based upon the Proprietary Information provided by Company. Company shall have the right to control the defense in any such action and to enter into a stipulation of discontinuance and settlement of such claim in its discretion.

                            7.  STANDARD OF CONDUCT.
                                --------------------

     Any work performed by Employee under this Agreement is as an Employee of the Company. Employee is authorized to negotiate for Company as directed by the Board of Directors of Company. Employee may sign agreements for Company as directed by its Board of Directors. It is the intention of the parties to at all times conduct themselves, both with respect to activities under this Agreement, and their respective business activities generally, in compliance with all applicable federal and state laws. The mutual interests of both parties to this Agreement require that both parties act in good faith to fulfill the intent and purpose of this Agreement.

                             8.  INJUNCTIVE RELIEF.
                                 ------------------

     Employee hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts of the State of Texas located in The City of Houston, Texas for any actions, suits or proceedings arising out of or relating to this Agreement or


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                               EMPLOYMENT CONTRACT
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any  Transaction  contemplated  hereby,  and Employee agrees not to commence any action, suits or proceeding relating thereto except in such a court. Employee agrees that service of any process, summons, notice or document by U.S. certified mail, postage prepaid, to your address set forth hereinbelow shall be effective service of process for commencement or maintenance of any proceeding brought against Employee in any such court.

                             9.  GENERAL PROVISIONS.
                                 -------------------

     NO WAIVER. Employee's obligation(s) as set forth in this Agreement may be waived, in whole or part, by Employer. To be effective, a waiver by the Company must be in writing, shall specifically refer to this Agreement and the obligation being waived, and must be executed by an executive office of the company, A waiver on one occasion will not be deemed a waiver of the same or any other occasions or on any future occasion. It is further understood and agreed that no failure or delay by Employer in exercising any tight, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise preclude any other or further exercise of any right, power or privilege hereunder.

     NOTICES. Any notice hereby required or permitted to be given shall be sufficient if in writing and mailed by registered or certified mail, postage prepaid, to either party at the address of such party set forth below or at such other address as shall have been designated by written notice by such party to the other party.

     Initially  such  notices  shall  be  sent  as  follows:

If  by  Employer  to:

     Mr.  Bill  J.  Rogers
     552  Rancho  Bauer,  Suite  100
     Houston,  Texas  77079

If  by  Employee  to:

     Mr.  Bill  J.  Rogers
     552  Rancho  Bauer
     Houston,  Texas  77079

     ENTIRE CONTRACT. This Agreement shall constitute the entire contract (unless otherwise stated) between the parties and supersedes all existing agreements between them, whether oral or written, with respect to the subject matter hereof No change, modification or amendment of this Agreement, which is to be binding upon Employer, shall be of any effect unless in writing signed by the Employee and by the Authorized Officer of Employer


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                               EMPLOYMENT CONTRACT
                               -------------------

     GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas, and without regard to any principles of conflicts of laws, the state (not federal) courts of the State of Texas shall have jurisdiction and venue over controversies concerning interpretation of this Agreement. Each party agrees to be solely responsible for any legal fees incurred by it in connection with negotiation and execution of this Agreement, and represents that it owes no commission or other fee, including any employment agency fee, to any other entity for bringing about or introduction of parties to this Agreement.

     SEVERABILITY. Should any provision of this Agreement not be enforceable in any jurisdiction, the remainder of the Agreement shall not be affected thereby, and this Agreement shall be interpreted as though the non-enforceable part was not contained herein.

     ASSIGNMENT. This Agreement is not assignable by Employee, because Employer is contracting for the personal work of the Employee. Employer may assign this Agreement to another entity. Upon assignment, Employer shall notify Employee in writing.

Signed  in  Duplicate  by  the  Parties  hereto.

Employee:                      Bill  J.  Rogers


DATED:  1-1-1999               By:  /S/  Bill  J.  Rogers
        --------                    ---------------------
                                    Individually

Employer:                      Internet  Marketing,  Inc.

DATED:  1-1-1999               By:  /S/  Bill  J.  Rogers
        --------                    ---------------------
                                    President


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